UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024

Ayala Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	84-1521955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 DEER PARK DRIVE, SUITE K-1 MONMOUTH JUNCTION, New Jersey	08852
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (732) 545-1590

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.                                        Unregistered Sales of Equity Securities.

As previously disclosed, on November 17, 2023, Ayala Pharmaceuticals, Inc., a Delaware corporation (the “Company”) issued Senior Convertible Promissory Notes (collectively, the “Senior Convertible Notes”), in an aggregate amount of $4.0 million, to several existing lenders and investors in the Company, including Israel Biotech Fund I, L.P., Israel Biotech Fund II, L.P., Arkin Bio Ventures L.P. and Biotel Limited.  The Company and Israel Biotech Fund I, L.P. and Israel Biotech Fund II, L.P. also agreed to amend and restate the terms of the Senior Secured Convertible Promissory Notes issued by the Company on August 7, 2023 (the “Existing Secured Notes”), to conform to the terms of the Senior Convertible Notes.  The Senior Convertible Notes and the amended and restated Existing Secured Notes were convertible into shares of the Common Stock at any time at the option of the noteholders, and subject to mandatory conversion upon certain events, at a conversion price equal to the lower of (i) 50% of the Common Stock’s price per share as of market close on November 16, 2023 and (ii) 50% of the Common Stock’s price per share as of the close of market on the Trading Day immediately prior to the date of the Notice of Conversion, subject to certain adjustments. In connection with the issuance of the Senior Convertible Note and the amendment and restatement of the Existing Secured Notes, the Company also issued to the noteholders warrants (the “Warrants”) to purchase an aggregate of 22,500,000 shares of the Common Stock with an exercise price equal to the lower of (A) 50% of the Common Stock’s price per share as of market close on November 16, 2023 and (ii) 50% of the Common Stock’s price per share as of the close of market on the Trading Day immediately prior to the date of the Notice of Exercise of the warrant, subject to adjustment, which exercise may be on a cashless basis.

On February 7, 2024, the noteholders and warrant holders exercised in full their conversion right under the Senior Convertible Notes and the Warrants (the latter on a cashless basis), utilizing a conversion price equal to 50% of the Common Stock’s price per share as of market close on November 16, 2023.  As a result, an aggregate of 30,736,555 shares of Common Stock were issued by the Company to the noteholders and warrant holders pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof, for the sale of securities not involving a public offering

Item 5.07                                        Submission of Matters to a Vote of Security Holders.

As previously disclosed, on February 5, 2024 (the “Execution Date”), the Company and Immunome, Inc. (“Purchaser”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) pursuant to which Purchaser will acquire certain of the Company’s assets and liabilities related to its AL101 and AL102 programs (the “Asset Sale”), which constitute substantially all of the Company’s assets. The Asset Purchase Agreement, the Asset Sale and the other transactions contemplated by the Asset Purchase Agreement have been approved by the board of directors of the Company (the “Board”) and were subject to receipt of approval of the stockholders of Ayala.  Pursuant to the Asset Purchase Agreement, holders of more than a majority of the issued and outstanding shares of capital stock of the Company (the “Consenting Shareholders”) were to execute and deliver to the Company, within three business days after the Execution Date, a written consent (the “Written Consent”) authorizing, approving and adopting the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale and other transactions contemplated by the Asset Purchase Agreement and the related transaction documents as defined therein.

On February 8, 2024, the Consenting Stockholders, who are collectively the holders of a total of 33,432,989 shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”), constituting approximately 78.4% of the voting power of the outstanding shares of Common Stock at the close of business on such date, executed the Written Consent authorizing, approving and adopting the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale and other transactions contemplated by the Asset Purchase Agreement and the related transaction documents as defined therein.  The Company intends to file with the Securities and Exchange Commission (the “SEC”), no later than the 10th Business Day following the Execution Date, an information statement (the “Information Statement”) in preliminary form describing the Asset Purchase Agreement and the transactions contemplated thereby, including the Asset Sale. Following SEC review, a definitive version of the Information Statement will be mailed to stockholders of the Company.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements that involve a number of risks and uncertainties, including statements regarding the future conduct of our studies and the potential efficacy and success of product candidates. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the Asset Sale will not be completed; potential litigation relating to the proposed transaction that could be instituted against the Company, Purchaser or their respective directors; possible disruptions from the proposed transaction that could harm our and/or Purchaser’s respective businesses; the ability of the Company and Purchaser to retain, attract and hire key personnel; potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; the Company’s levels of available cash and our need to raise additional capital; legislative, regulatory and economic developments; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in the Form 10-K for the fiscal year ended December 31, 2022 of Old Ayala, Inc. (f/k/a Ayala Pharmaceuticals, Inc.) and the Form 10-K for the fiscal year ended October 31, 2022 of Ayala Pharmaceuticals, Inc. (f/k/a Advaxis, Inc.) (“Ayala” or “we,” “us” or “our”), and such entities’ periodic public filings with the SEC. Except as required by applicable law, we undertake no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed Asset Sale, the Company intends to file relevant materials with the SEC, including the Information Statement in preliminary and definitive form.  The Company’s stockholders are strongly advised to read all relevant documents filed by the Company with the SEC, including the Information Statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available without charge by visiting the Company’s website at www.ayalapharma.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 9, 2024	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
Name: Kenneth A. Berlin
Title: President and Chief Executive Officer